UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Amendment No. 1 to Form 8-K Report
Dated February 1, 2001

Date of Report (Date of earliest event reported):  January 23, 2001

Best Buy Co., Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-9595	41-0907483
(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (952) 947-2000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          The Registrant filed on February 1, 2001, a current report on Form 8-K relating to its acquisition of Musicland Stores Corporation.  The purpose of this amendment is to provide the financial statements and information required by Item 7 of the Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

a)  Financial Statements of Business Acquired

Exhibit 99.1 filed herewith contains the following financial statements of Musicland Stores Corporation as required by and for the periods specified in Rule 3-05(b) of Regulation S-X:

Musicland Stores Corporation and Subsidiaries
Report of Independent Public Accountants
Consolidated Financial Statements:
Consolidated Statements of Earnings, Years Ended December 31, 2000, 1999 and 1998
Consolidated Balance Sheets, December 31, 2000 and 1999
Consolidated Statements of Cash Flows, Years Ended December 31, 2000, 1999 and 1998
Consolidated Statements of Stockholders’ Equity, Years Ended December 31, 2000, 1999 and 1998
Notes to Consolidated Financial Statements

(b)      Pro Forma Financial Information

Exhibit 99.2 filed herewith contains the following pro forma financial statements as required by and for the periods specified in Article 11 of Regulation S-X:

Unaudited Pro Forma Combined Statement of Earnings which combines the audited consolidated results of Best Buy Co., Inc. for  the year ended February 26, 2000, with the audited consolidated results of Musicland Stores Corporation and Subsidiaries, for the year ended December 31, 1999, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Statement of Earnings which combines the unaudited consolidated results of Best Buy Co., Inc. for the nine months ended November 25, 2000, with the unaudited consolidated results of Musicland Stores Corporation and Subsidiaries, for the nine months ended September 30, 2000, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Condensed Balance Sheet which combines the unaudited condensed consolidated balance sheet of Best Buy Co., Inc. as of November 25, 2000, with the audited consolidated balance sheet of Musicland Stores Corporation and Subsidiaries as of December 31, 2000, along with a description of the related pro forma adjustments.

(c) Exhibit
23.1	Consent of Independent Public Accountants Arthur Andersen LLP
99.1	Musicland Stores Corporation and Subsidiaries
Report of Independent Public Accountants
Consolidated Financial Statements:
Consolidated Statements of Earnings, Years Ended December 31, 2000, 1999 and 1998
Consolidated Balance Sheets, December 31, 2000 and 1999
Consolidated Statements of Cash Flows, Years Ended December 31, 2000, 1999 and 1998
Consolidated Statements of Stockholders’ Equity, Years Ended December 31, 2000, 1999 and 1998
Notes to Consolidated Financial Statements
99.2	Unaudited Pro Forma Combined Statement of Earnings which combines the audited consolidated results of Best Buy Co., Inc. for the year ended February 26, 2000, with the audited consolidated results of Musicland Stores Corporation and Subsidiaries, for the year ended December 31, 1999, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Statement of Earnings which combines the unaudited consolidated results of Best Buy Co., Inc. for the nine months ended November 25, 2000, with the unaudited consolidated results of Musicland Stores Corporation and Subsidiaries, for the nine months ended September 30, 2000, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Condensed Balance Sheet which combines the unaudited condensed consolidated balance sheet of Best Buy Co., Inc. as of November 25, 2000, with the consolidated balance sheet of Musicland Stores Corporation and Subsidiaries as of December 31, 2000, along with a description of the related pro forma adjustments.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 28, 2001	By: /s/ Darren R. Jackson
	Name:	Darren R. Jackson
	Title:	Senior Vice President – Finance, Treasurer and Chief Financial Officer